                                                                      EXHIBIT 99

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
           26-Jul-99

Restricting Events

A)   Average Cumulative Net Loss Ratio
               (a)  The Average Cumulative Net Loss Ratio exceeds 1.0%
                    (yes/no)                                              no

                    Initial ADCB                               273,826,503.00


                                                                                      ADCB of
                                     ADCB of                                         Cumulative                   Cumulative
                                   Cumulative             Cumulative              Defaulted Contracts              Net Loss
                               Defaulted Contracts        Recoveries               net of Recoveries                Ratio
                               -------------------        ----------              -------------------               -----

           2 months prior         2,912,273.71            1,634,273.69              1,278,000.02                     0.47%
           1 month prior          2,912,273.71            1,638,792.83              1,273,480.88                     0.47%
           Current                3,049,624.69            1,890,218.61              1,159,406.08                     0.42%
                                  ------------            ------------              ------------                     ----
           Average                2,958,057.37            1,721,095.04              1,236,962.33                     0.45%

           Annualized maximum Cumulative Net Loss Ratio                                                              1.00%
           Average Cumulative Net Loss Ratio                                                                         0.45%

      Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.


B)   A Servicer Event has occurred and is continuing (yes/no)               no

C)   An Event of Default has occurred and is continuing (yes/no)            no

                (a)  failure to pay on each Distribution Date the full
                     amount of interest on any Note (yes/no)                no

                (b)  failure to pay the then outstanding principal
                     amount of any Note, if any, on its
                     related Maturity Date (yes/no)                         no


Based on A, B and C, a Restricting Event has occurred and is continuing
(yes/no)                                                                    no

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
           26-Jul-99

Obligor Event Trigger Determination



       The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / n/a) n/a If the current period is less than 16 months after the closing date, one of the top five
       Obligors, as of the Cut-Off Date, is a Defaulted Contract in
       this period (yes / no / n/a)                                        n/a

       The Obligor Event has been cured (yes, if any of following is
       yes / no, if each of following is no / n/a if not applicable)       n/a
          a)  the Defaulted Contract has been replaced with an eligible
              Substitute Contract                                          n/a
          b)  a Recovery has been received with respect to the
              Defaulted Contract and no further Recoveries are expected    n/a
          c)  a Successor Servicer has been appointed                      n/a


An Obligor Event has occurred and is continuing                            n/a


10% Substitution Limit Calculation

       ADCB as of the Cut-off Date:                              273,826,503.00

       Cumulative DCB of Substitute Contracts replacing
       Defaulted Contracts and Adjusted Contracts                          0.00
       Percentage of Substitute Contracts replacing
       Defaulted Contracts and Adjusted Contracts                          0.00%
       Percentage of Substitute Contracts replacing
       Defaulted Contracts and Adjusted Contracts exceeds 10% (yes/no)     no

5% Skipped Payment Limit Calculation
       The percent of contracts with Skipped Payment modifications         0.25%
       The DCB exceeds 5% of the initial ADCB (yes/no)                     no
       Any Skipped Payments have been deferred later than 12 months
       prior to the Class B Maturity Date                                  n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)

        (i)    The ADCB of all End-User Contracts with Obligors that
               are governmental entities or municipalities exceeds         0.00
               1.13% of the ADCB of the Contract Pool                       no

        (ii)   The ADCB of all End-User Contracts which finance, lease
               or are related to Software exceeds 3.88% of the ADCB       1.02%
               of the Contract Pool                                         no

        (iii)  The ADCB of all End-User Contracts with Obligors who comprise the three largest Obligors (measured by ADCB
               as of the date of determination) exceeds 5.09%             3.17%
               of the ADCB of the Contract Pool                             no

        (iv)   The ADCB of all End-User Contracts with Obligors who
               comprise the 20 largest Obligors (measured by ADCB as of
               the date of determination) exceeds 24.79% of              13.97%
               the ADCB of the Contract Pool                               no

        (v)    The ADCB of the End-User Contracts related to a single
               Vendor, or representing a Vendor Loan of such Vendor or
               affiliate thereof exceeds 23.01% of the ADCB of the       12.60%
               Contract Pool                                               no

        (vi)   The ADCB of all End-User Contracts with Obligors thereof
               located in a single State of the United States exceeds     7.71%
               17.73% of the ADCB of the Contract Pool                     no

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
         26-Jul-99

                                                                                             Collection              Reserve
                                                                                               Account                Fund
                                                                                             ----------             --------
Beginning Account Balance                                                                          0.00           2,738,265.00
Investment Earnings                                                                           18,265.33              12,843.40

Collection Account

Scheduled Payments, net of Excluded Amounts  and less Servicer Advances plus Payahea       4,464,326.37
Add: Prepayment Amounts                                                                      668,395.72
Add: Recoveries                                                                              251,425.78
Add: Investment Earnings                                                                      31,108.73             (12,843.40)
Add: Late Charges                                                                             17,004.84
Add: Expired Lease Proceeds                                                                        0.00
Add: Servicer Advances                                                                             0.00



Available Amounts                                                                          5,432,261.44           2,738,265.00



Payments on Distribution Date

(A) ** Indenture Trustee Fees (first in funds allocation during a Restricting Event                0.00
            or an Event of Default)

  (A)  Unreimbursed Servicer Advances                                                              0.00

  (B)  Monthly Servicing Fee, due and accrued, including any amounts unpaid                   39,801.56

  (C)  Class A-1 Notes interest, due and accrued, including any amounts unpaid                     0.00

  (D)  Class A-2 Notes interest, due and accrued, including any amounts unpaid               462,421.80

  (E)  Class B Notes interest, due and accrued, including any amounts unpaid                  20,159.23

  (F)  Class C Notes interest, due and accrued, including any amounts unpaid                  13,811.66

  (G)  Class D Notes interest, due and accrued, including any amounts unpaid                  16,696.79

  (H)  The Class A-1 Principal Payment Amount                                                      0.00

  (I)  The Class A-2 Principal Payment Amount                                              4,281,558.08

  (J)  The Class B Principal Payment Amount                                                  183,495.35

  (K)  The Class C Principal Payment Amount                                                  122,330.23

  (L)  The Class D Principal Payment Amount                                                  267,164.20

  (M)  Amounts required to meet the Reserve Fund Amount                                            0.00                   0.00

 (B)*  Monthly Servicing Fee, due and accrued, including any amounts unpaid
       (applicable only if an Obligor Event has occurred and is continuing)
                                                                                                   0.00

  (N)  Any excess to Certificateholders                                                       24,822.54

Distributions to Noteholders and Certificateholders                                        5,432,261.44

Ending balance of accounts                                                                         0.00           2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules
         26-Jul-99
         A Restricting Event has occurred and is continuing (yes\no)        no

       Trustee Fees (only in the event of a Restricting Event or an
       Event of Default)                                                   0.00


Unreimbursed Servicer Advances

  (i)  Current month Unreimbursed Servicer Advances                        0.00
 (ii)  Prior unpaid Unreimbursed Servicer Advances (or arrearage)          0.00
(iii)  Total Unreimbursed Servicer Advances due    ( (i) + (ii) )          0.00
 (iv)  Unreimbursed Servicer Advances distributed                          0.00
       Unpaid Unreimbursed Servicer Advances (or arrearage)                0.00


Servicing Fee Schedule

  (i)  Servicing Fee Percentage                                            0.50%
 (ii)  ADCB of Contract Pool as of the 1st day of the
       Collection Period                                          95,523,752.46
(iii)  Servicing Fee  ( ( (i) / 12 ) x  (ii) )                        39,801.56
 (iv)  Servicing Fee accrued but not paid in prior periods                 0.00
  (v)  Total Servicing Fee due, and accrued but not paid in
       prior periods ((iii) + (iv) )                                  39,801.56
 (vi)  Monthly Servicing Fee distributed                              39,801.56
       Servicing Fee accrued but not paid                                  0.00

Class A-1 Interest Schedule

       Opening Class A-1 principal balance                                 0.00
  (i)  Class A-1 Interest Rate                                           5.7325%
 (ii)  Number of days in Accrual Period                                       0
       Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )             0.0000%
       Current Class A-1 interest due                                      0.00
       Prior Class A-1 interest arrearage                                  0.00
       Current Period Interest Shortfall                                   0.00

       Class A-1 interest distribution                                     0.00


Class A-2 Interest Schedule

       Opening Class A-2 principal balance                        86,839,775.05
       Class A-2 Interest Rate                                           6.3900%
       Class A-2 Interest Rate x 30/360                                  0.5325%
       Current Class A-2 interest due                                462,421.80
       Prior Class A-2 interest arrearage                                  0.00
       Current Period Interest Shortfall                                   0.00


Class A-2 interest distribution                                      462,421.80


Class B Interest Schedule

       Opening Class B principal balance                           3,721,704.61
       Class B Interest Rate                                             6.5000%
       Class B Interest Rate x 30/360                                    0.5417%
       Current Class B interest due                                   20,159.23
       Prior Class B interest arrearage                                    0.00
       Current Period Interest Shortfall                                   0.00

       Class B interest distribution                                  20,159.23

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
           26-Jul-99

Class C Interest Schedule

       Opening Class C principal balance                           2,481,136.40
       Class C Interest Rate                                             6.6800%
       Class C Interest Rate x 30/360                                    0.5567%
       Current Class C interest due                                   13,811.66
       Prior Class C interest arrearage                                    0.00
       Current Period Interest Shortfall                                   0.00

       Class C interest distribution                                  13,811.66


Class D Interest Schedule

       Opening Class D principal balance                           2,625,970.37
       Class D  Interest Rate                                            7.6300%
       Class D Interest Rate x 30/360                                    0.6358%
       Current Class D interest due                                   16,696.79
       Prior Class D interest arrearage                                    0.00
       Current Period Interest Shortfall                                   0.00

       Class D interest distribution                                  16,696.79

Class A-1 Principal Schedule
       Class A-1 Maturity Date                                          9/25/98
  (i)  Opening Class A-1 principal balance                                 0.00
 (ii)  ADCB as of last day of second preceding
       Collection Period                                          95,523,752.46
(iii)  ADCB as of last day of immediately preceding
       Collection Period                                          90,814,038.58
       Expected Class A-1 Payment ( (ii) - (iii) )                 4,709,713.88
 (iv)  Aggregate Expected Class A-1 Payments not paid on
       preceding Distribution Date                                         0.00
       Class A-1 Principal Payment Amount (lesser of (i) or
       ( (ii) - (iii) ) + (iv) )                                           0.00
       Class A-1 Principal Payment Amount distribution                     0.00
                             Shortfall                                     0.00

       Class A-1 Principal Balance after current distribution              0.00



Class A-2 Principal Schedule

  (i)  Opening Class A-2 principal balance                        86,839,775.05
 (ii)  Applicable Class A-2 Percentage                                    90.91%
(iii)  ADCB as of the last day of the Collection Period
       less obligations to Class A-1 Notes                        90,814,038.58
 (iv)  Current month targeted Class A-2 principal balance
       ( (ii) * (iii) )                                           82,558,216.97
  (v)  (i) - (iv) (zero until Class A-1 has been retired)          4,281,558.08
 (vi)  Class A-2 Principal Payment Amount (lesser of (i) or (v) )  4,281,558.08

       Class A-2 Principal Payment Amount distributed              4,281,558.08
                             Shortfall                                     0.00

       Class A-2 principal balance after current distribution     82,558,216.97

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
         26-Jul-99

Class B Principal Schedule

  (i)  Opening Class B principal balance                           3,721,704.61
 (ii)  Applicable Class B Percentage                                       3.90%
(iii)  ADCB as of the last day of the Collection Period
       less obligations to Class A-1 Notes                        90,814,038.58
 (iv)  Current month targeted Class B principal balance
       ( (ii) * (iii) )                                            3,538,209.26
  (v)  (i) - (iv) (zero until Class A-1 has been retired)            183,495.35
 (vi)  Class B Principal Payment Amount (lesser of (i) or (v) )      183,495.35

       Class B Principal Payment Amount distributed                  183,495.35
                             Shortfall                                     0.00

       Class B principal balance after current distribution        3,538,209.26



Class C Principal Schedule

  (i)  Opening Class C principal balance                              2481136.4
 (ii)  Applicable Class C Percentage                                       2.60%
(iii)  ADCB as of the last day of the Collection Period less
       obligations to Class A-1 Notes                             90,814,038.58
 (iv)  Current month targeted Class C principal balance
       ( (ii) * (iii) )                                            2,358,806.17
  (v)  (i) - (iv) (zero until Class A-1 has been retired)            122,330.23
 (vi)  Class C Principal Payment Amount (lesser of (i) or (v) )      122,330.23

       Class C Principal Payment Amount distributed                  122,330.23
                             Shortfall                                     0.00

       Class C principal balance after current distribution        2,358,806.17



Class D Principal Schedule

  (i)  Opening Class D principal balance                           2,625,970.37
 (ii)  Applicable Class D Percentage                                       2.60%
(iii)  ADCB as of the last day of the Collection Period less
       obligations to Class A-1 Notes                             90,814,038.58
 (iv)  Current month targeted Class D principal balance
       ( (ii) * (iii) )                                            2,358,806.17
  (v)  (i) - (iv) (zero until Class A-1 has been retired)            267,164.20
 (vi)  Class D Principal Payment Amount (lesser of (i) or (v) )      267,164.20

       Class D Principal Payment Amount distributed                  267,164.20
                             Shortfall                                     0.00

       Class D principal balance after current distribution        2,358,806.17


Reserve Fund Schedule

       Prior month Reserve Fund balance                            2,738,265.00
       Initial ADCB                                              273,826,503.00
       Required Reserve Fund Amount (lesser of (i) initial
       ADCB * 1.00% or                                             2,738,265.00
                    (ii) outstanding principal of the Notes)
       Current period draw on Reserve Fund                                 0.00
       Required deposit to Reserve Fund                                    0.00
       Actual deposit to Reserve Fund                                      0.00
       Interest Earned on Reserve Account                             12,843.40
       Deposit to Certificateholder                                        0.00
       Ending Reserve Fund balance                                 2,738,265.00

       Ending Reserve Fund balance as a percentage of ADCB                 3.02%


Servicing Fee Schedule

       Servicing Fee during an Obligor Event                               0.00
       Servicing Fee paid                                                  0.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Note Factors
          26-Jul-99
                             CUSIP # 423327AA3
       Class A-1
       Class A-1 principal balance                                         0.00
       Initial Class A-1 principal balance                        62,980,096.00

       Note factor                                                  0.000000000


                             CUSIP # 423327AB1
       Class A-2
       Class A-2 principal balance                                82,558,216.97
       Initial Class A-2 principal balance                       191,678,552.00

       Note factor                                                  0.430711815



                             CUSIP # 423327AC9
       Class B
       Class B principal balance                                   3,538,209.26
       initial Class B principal balance                           8,214,795.00

       Note factor                                                  0.430711814



                             CUSIP # 423327AD7
       Class C
       Class C principal balance                                   2,358,806.17
       Initial Class C principal balance                           5,476,530.00

       Note factor                                                  0.430711814




       Class D
       Class D principal balance                                   2,358,806.17
       Initial Class D principal balance                           5,476,530.00

       Note factor                                                  0.430711814

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
       26-Jul-99

ADCB as of the last day of the Collection Period                  90,814,038.58




Loss and Delinquency Data for Period

DCB of Defaulted Contracts as of the last day of the
Collection Period                                                    137,350.98
Number of Defaulted Contracts as of the last day of the
Collection Period                                                             2
Defaulted Contracts as a percentage of ADCB (annualized)                   1.81%

DCB of Adjusted Contracts as of the last day of the Collection Period      0.00
Number of Adjusted Contracts as of the last day of the Collection Period      0

DCB of Prepaid Contracts as of the last day of the
Collection Period                                                    582,195.02
Number of Prepaid Contracts as of the last day of the
Collection Period                                                             6

DCB of Substitute Contracts, excluding Warranty Contracts,
added to Trust during Collection Period                                    0.00
Number of Substitute Contracts, excluding Warranty Contracts,
added to Trust during Collection Period                                       0

DCB of Warranty Contracts as of the last day of the Collection Period      0.00
Number of Warranty Contracts as of the last day of the Collection Period      0

DCB of repurchased Contracts as of the last day of the Collection Period   0.00
Number of repurchased Contracts as of the Collection Period                   0

DCB of Additional Contracts as of the last day of the Collection Period    0.00
Number of Additional Contracts as of the Collection Period                    0

Recoveries collected relating to Defaulted Contracts as of the
last day of the Collection Period                                    251,425.78



Delinquencies                                       Dollars         Percent
                                                    -------         -------
       Current                                   87,305,046.27       95.49%
       31-60 days past due                        1,733,254.89        1.90%
       61-90 days past due                        2,365,408.42        2.59%
       Over 90 days past due                         26,571.30        3.00%
                                                 -------------       -----
       Total                                     91,430,280.88      100.00%

       31+ days past due                          4,125,234.61        4.51%



  (i)  DCB of cumulative Defaulted Contracts
       (cumulative gross losses to date)                      3,049,624.69
 (ii)  Cumulative Recoveries realized on Defaulted Contracts  1,890,218.61
       Cumulative net losses to date  ( (i) - (ii) )          1,159,406.08


       ----------------------------------------------------------------
                                     Static Information
       Initial ADCB                                         273,826,503
       Discount Rate                                             6.9239%
       Class A-1 Initial Principal Amount                    62,980,096
       Class A-1 Interest Rate                                   5.7325%
       Class A-2 Initial Principal Amount                   191,678,552
       Class A-2 Interest Rate                                   6.3900%
       Class B Initial Principal Amount                       8,214,795
       Class B Interest Rate                                     6.5000%
       Class C Initial Principal Amount                       5,476,530
       Class C Interest Rate                                     6.6800%
       Class D Initial Principal Amount                       5,476,530
       Class D Interest Rate                                     7.6300%
       Reserve Fund Initial Deposit                           2,738,265
       Class A-1 Maturity Date                                  9/25/98
       Classes A-2, B, C, & D Maturity Date                     5/25/05
       Closing Date                                              9/4/97
       -----------------------------------------------------------------